Bank borrowings	12 Months Ended
Dec. 31, 2021
Bank borrowings
Bank borrowings

16.          Bank borrowings

	December 31,	December 31,
(In thousands)	2020	2021
Bank borrowings, current portion	—	2,876
Bank borrowings, non-current portion	19,924	17,291
Total	19,924	20,167

The bank borrowings were borrowed by Shenzhen Xunlei for the construction of Xunlei Tower, which was pledged by the land use rights of Xunlei Tower and the building under construction. The interest expense of USD470,000, USD890,000 and USD1,000,000 has been capitalized for the years ended December 31, 2019, 2020 and 2021, respectively.

The bank borrowings are denominated in RMB, and the interest rate is calculated based on Loan Prime Rate plus 15 basis points.

As of December 31, 2021, the bank borrowings will be due according to the following schedule:

(In thousands)	Principal amounts
Within 1 year	2,876
Between 1 to 2 years	3,207
Between 2 to 3 years	2,613
Between 3 to 4 years	2,128
Between 4 to 5 years	1,733
Beyond 5 years	7,610